Exhibit 99.2
STONEPATH GROUP TEAMS WITH MASS FINANCIAL
SEATTLE, WA — February 12, 2007 — Stonepath Group (AMEX: STG), a global logistics services organization, today announced a new strategic relationship with Mass Financial Corp., an international merchant bank with diverse global relationships, that will provide capital for Stonepath to expand its business in Asia and North America. Mass Financial has purchased Stonepath’s entire credit facility from Laurus Master Fund, Ltd.
“During the past few months, we have streamlined our North American operations and worked to restructure our debt,” stated Bob Arovas, Chief Executive Officer. “Our new backing from Mass Financial will give us the financial resources needed to return our focus to expanding our core business — providing customer-focused logistics and transportation services. Together, we will work to expand our already extensive presence in China and Southeast Asia, and improve our existing link with North America. Additionally, we believe the arrangement will provide us with the flexibility to explore new, high-growth markets and industry segments.”
Based in Hong Kong, Mass Financial and its affiliated companies have global investments in industrial and engineering services, merchant banking, investing and trading activities.
“We appreciate the support of our customers, vendors and employees shown during our restructuring,” Arovas said. “With their cooperation and support, we believe we will emerge as a focused, customer-centric organization. Now, together with Mass Financial, we should have the capital structure to properly execute the strategic objectives of Stonepath while optimizing the logistics capabilities of our customers.”
About Stonepath Group
Stonepath Group is a global, third-party logistics organization providing a full range of transportation and distribution solutions to multinational and local businesses including a diverse client mix of retail leaders, automotive and technology concerns, government agencies, and defense contractors.
This Press Release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding future results, levels of activity, events, trends or plans. We have based these forward-looking statements on our current expectations and projections about such future results, levels of activity, events, trends or plans. These forward-looking statements are not guarantees and are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, events, trends or plans to be materially different from any future results, levels of activity, events, trends or plans expressed or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “guidance,” “may,” “will,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue” or the negative of such terms or other similar expressions. Mass Financial’s obligation to advance funds to us is subject to satisfaction of numerous conditions, and there is no guaranty that all of these conditions will be satisfied. Although it is impossible to identify all of the other factors that may cause our actual results, levels of activity, events, trends or plans to differ materially from those set forth in such forward-looking statements, such factors include the inherent risks associated with: (i) our ability to sustain an annual growth rate in revenue consistent with recent results, (ii) our ability to achieve our targeted operating margins, (iii) our ability to compute our restructuring efforts within the costs we now expect, (iv) our ability to realize the planned benefits from our restructuring efforts, (v) our dependence on certain large customers, (vi) our dependence upon certain key personnel, (vii) an unexpected adverse result in any legal proceeding, (viii) competition in the freight forwarding, logistics and supply chain management industry, (ix) the impact of current and future laws affecting the Company’s operations, (x) adverse changes in general economic conditions as well as economic conditions

Stonepath Group—3Q06 Results
November 14, 2006

affecting the specific industries and customers we serve, and (xi) regional disruptions in transportation. Other factors that might cause or contribute to such a discrepancy between expected and actual results include, but are not limited to, those factors identified in our Securities and Exchange Commission filings (including our Annual Report on Form 10-K for 2005), other public documents and recent press releases, which can be found on our corporate web site, www.stonepath.com. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date made. We undertake no obligation to publicly release the result of any revision of these forward-looking statements to reflect events or circumstances after the date they are made or to reflect the occurrence of unanticipated events.
www.stonepath.com
     NOTE: Transmitted on PR Newswire on February 12, 2007, at ___a.m. PST.
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